Exhibit 99.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) is dated as of February     , 2011 (the “Third Amendment Effective Date”) between FIRST MERCHANTS BANK, NATIONAL ASSOCIATION (“Bank”), E-BIOFUELS, LLC (“Borrower”), and IMPERIAL PETROLEUM, INC., CRAIG D. DUCEY, CHAD D. DUCEY, BRIAN CARMICHAEL, and R. BRUCE CARMICHAEL (collectively, the “Guarantors”).

Recitals

1. Borrower and Bank are parties to that certain Amended and Restated Credit Agreement dated December 29, 2009, as amended by that certain First Amendment to Credit Agreement dated May 25, 2010 and that certain Second Amendment to Credit Agreement dated September 29, 2010 (the “Credit Agreement”).

2. Subject to the terms and conditions stated in this Third Amendment, Bank and Borrower are willing to modify and amend the Credit Agreement, as provided in this Third Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, Bank, Borrower and Guarantors agree as follows:

1. Definitions. Except as otherwise expressly stated in this Third Amendment, all terms used in the Recitals and in this Third Amendment that are defined in the Credit Agreement, and that are not otherwise defined herein, shall have the same meanings in this Third Amendment as are ascribed to them in the Credit Agreement.

2. Amendments.

(a) New Definitions. Section 1.02 is amended as of the Third Amendment Effective Date to add the following new defined term:

“Third Amendment” shall mean the Third Amendment to Credit Agreement, dated as of February     , 2011, between Borrower, Guarantors, and Bank.

“Third Amendment Effective Date” shall mean January 1, 2011.

(b) Amended Definitions. The following definitions set forth in Section 1.02 of the Credit Agreement are amended and restated in their entirety as of the Third Amendment Effective Date to read as follows:

“Term Loan A Maturity Date” means (a) June 30, 2011 or (b) that date on which Bank accelerates payment of Term Loan A in accordance with Section 7.02 of this Agreement.

“Term Loan B Maturity Date” means (a) June 30, 2011 or (b) that date on which Bank accelerates payment of Term Loan B in accordance with Section 7.02 of this Agreement.

“Term Loan C Maturity Date” means (a) June 30, 2011 or (b) that date on which Bank accelerates payment of Term Loan C in accordance with Section 7.02 of this Agreement.

(c) Amendment of Section 2.01(d)(1). Section 2.01(d)(1) of the Credit Agreement is amended and restated as of the Third Amendment Effective Date to read as follows:

“(1) Borrower shall make principal and interest payments monthly on the fifteenth day of each month, beginning January 15, 2011 through the Maturity Date. Each such principal and interest payment shall be in an amount equal to Forty Eight Thousand Three Hundred Forty Three Dollars ($48,343). Bank shall apply such payments to principal and interest outstanding on Term Loan A, as determined by Bank in Bank’s sole discretion.”

(d) Amendment of Section 2.02(c)(1). Section 2.02(c)(1) of the Credit Agreement is amended and restated as of the Third Amendment Effective Date to read as follows:

“(1) Until the Maturity Date or an Event of Default at a rate per annum equal to nine percent (9%).”

(e) Amendment of Section 2.02(d)(1). Section 2.02(d)(1) of the Credit Agreement is amended and restated as of the Third Amendment Effective Date to read as follows:

“(1) Borrower shall make principal and interest payments monthly on the fifteenth day of each month, beginning January 15, 2011 through the Maturity Date. Each such principal and interest payment shall be in an amount equal to (i) Twenty Six Thousand Dollars ($26,000) for each monthly principal payment due January 15, 2011 through March 15, 2011 and (ii) Fifty Two Thousand Dollars ($52,000) for each monthly payment due April 15, 2011 through the Maturity Date. Bank shall apply such payments to principal and interest outstanding on Term Loan B, as determined by Bank in Bank’s sole discretion.”

(f) Amendment of Section 2.03(c)(1). Section 2.03(c)(1) of the Credit Agreement is amended and restated as of the Third Amendment Effective Date to read as follows:

“(1) Until the Maturity Date or an Event of Default at a rate per annum equal to twelve percent (12%).”

(g) Amendment of Section 2.03(d)(1). Section 2.03(d)(1) of the Credit Agreement is amended and restated as of the Third Amendment Effective Date to read as follows:

“(1) Borrower shall make interest payments monthly on the fifteenth day of each month, beginning January 15, 2011 through the Maturity Date. Each such interest payment shall be in an amount equal to Twelve Thousand Three Hundred Twenty Four Dollars ($12,324).”

(h) Amendment of Section 2.04. Section 2.04 of the Credit Agreement is amended as of the Third Amendment Effective Date by adding the following new subsection (g):

“(g) Failure Fee. Borrower shall pay a Ten Thousand Dollar ($10,000) failure fee to Bank if all Loans are not paid in full by the Maturity Date.

(i) Amendment of Section 2.05. Section 2.05 of the Credit Agreement is amended and restated as of the Third Amendment Effective Date as follows:

“2.05. Reserved.”

(j) Amendment of Section 5.01(b). Section 5.01(b) of the Credit Agreement is amended as of the Third Amendment Effective Date to add the following new subsection (b)(11):

“(11) Refinancing Efforts. As soon as available and in any event within five (5) days after the end of each calendar month ending after the Third Amendment Effective Date, a report certified by an Authorized Officer of the Borrower on the progress of all refinancing efforts including the name of any potential sources, the amount proposed to lend, and the anticipated closing date or the date the source was abandoned.”

3. Borrower’s Representations and Warranties. Borrower represents and warrants to Bank as follows:

(a) (i) The execution, delivery and performance of this Third Amendment and all agreements and documents delivered pursuant hereto by Borrower have been duly authorized by all necessary Borrower action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or writ presently in effect applying to Borrower, or its articles of organization, operating agreement, articles of incorporation or bylaws, as applicable, or result in a breach of or constitute a default under any material agreement, lease or instrument to which Borrower is a party or by which it or any of its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by Borrower of this Third Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Third Amendment and all agreements and documents delivered pursuant hereto by Borrower are the legal, valid and binding obligations of Borrower, as a signatory thereto, and enforceable against Borrower in accordance with the terms thereof.

(b) After giving effect to the amendments contained in this Third Amendment, the representations and warranties contained in Article III of the Credit Agreement are true and correct on and as of the Third Amendment Effective Date with the same force and effect as if made on and as of the Third Amendment Effective Date.

(c) No Event of Default has occurred and is continuing or will exist under the Credit Agreement as of the Third Amendment Effective Date.

4. Consent and Representations of the Guarantors.

(a) Each of the undersigned Guarantors, by such Guarantor’s execution of this Third Amendment, expressly consents to the execution, delivery and performance by the Borrower of this Third Amendment and each of the other documents, instruments and agreements to be executed pursuant hereto, and agrees that neither the provisions of this Third Amendment nor any action taken or not taken in accordance with the terms of this Third Amendment shall constitute a termination, extinguishment, release or discharge of any of such Guarantor’s obligations under the Guaranty to which such Guarantor is a signatory or provide a defense, set-off, or counterclaim to such Guarantor with respect to any of such Guarantor’s obligations under such Guaranty or any other Loan Documents. Each of the undersigned Guarantors affirms to the Bank that the Guaranty to which such Guarantor is a signatory is in full force and effect, is a valid and binding obligation of such Guarantor and, subject to the limitations stated in such Guarantor’s Guaranty, continues to secure and support the Obligations, the payment of which is guaranteed by such Guarantor thereunder.

(b) The request for and the grant of the confirmations, consents and waivers given herein shall not establish a course of conduct or dealing between the Bank and the Guarantors and shall not impose any obligation on the Bank to consult with, notify or obtain the consent of the Guarantors in the future if the financial accommodations provided by the Bank to the Borrower should be revised, amended or increased.

5. Conditions. The obligation of Bank to execute and to perform this Third Amendment shall be subject to full satisfaction of the following conditions precedent on or before the Third Amendment Effective Date:

(a) There shall exist no Event of Default.

(b) Copies, certified as of the Third Amendment Effective Date, of the corporate documents and resolutions of Borrower evidencing necessary corporate action by Borrower with respect to this Third Amendment and all other agreements or documents delivered pursuant hereto as Bank may request.

(c) All liens in favor of Bank shall be in full force and effect with the required first priority.

(d) This Third Amendment shall have been duly executed and delivered by Borrower and Guarantors to Bank.

(e) Borrower shall have paid to Bank an extension fee in an amount equal to Five Thousand Dollars.

(f) Borrower shall have paid to Bank all previous costs and expenses incurred by Bank in connection with the execution, preparation and closing of the Credit Agreement, any amendments thereto and all documents related thereto, including the fees and out-of-pocket expenses of Baker & Daniels LLP which as of the January 31, 2011 are equal to $23,929.59.

(g) Bank shall have received such additional agreements, documents and certifications, fully executed by Borrower, as may be reasonably requested by Bank.

6. Fees. Upon demand, Borrower shall immediately pay all costs and expenses incurred by Bank in connection with the negotiation, preparation and closing of this Third Amendment and the other documents and agreements delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of Baker & Daniels LLP, special counsel to Bank.

7. Waiver of Defenses and Claims. In consideration of the financial accommodations provided to Borrower by Bank as contemplated by this Third Amendment, Borrower and Guarantors hereby, jointly and severally, waive, release, and forever discharge Bank from and against any and all rights, claims or causes of actions of Borrower or Guarantors against Bank arising from Bank’s actions or inactions with respect to the Loan Documents or any security interest, lien or collateral in connection therewith as well as any and all rights of set off, defenses, claims, causes of action and any other bar to the enforcement of the Loan Documents which exist as of the Third Amendment Effective Date.

8. Binding on Successors and Assigns. All of the terms and provisions of this Third Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

9. Governing Law/Entire Agreement/Survival/Miscellaneous. This Third Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to the choice or conflicts of laws principles of any other jurisdiction. This Third Amendment constitutes and expresses the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether expressed or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this Third Amendment shall survive the execution and delivery of this Third Amendment, and shall not be affected by any investigation made by any person. The Credit Agreement, as amended hereby, remains in full force and effect in accordance with its terms and provisions.

10. Amendment of Other Loan Documents. All references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as modified and amended by this Third Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time. The other Loan Documents are hereby modified and amended to the extent necessary to conform them to, or to cause them to accurately reflect, the terms of the Credit Agreement, as modified by this Third Amendment. Except as otherwise expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents, as modified and amended by this Third Amendment, remain in full force and effect, and fully binding on the parties thereto and their respective successors and assigns.

11. Further Assurances. The parties shall duly execute and deliver, or cause to be executed and delivered, such further instruments and perform or cause to be performed such further acts as may be necessary or proper in the reasonable opinion of any other party to carry out the provisions and purposes of this Third Amendment.

12. Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. In the event any party executes and delivers this Third Amendment via facsimile, such party hereby agrees that for the purposes of enforcement and all applicable statutes, laws and rules, including, without limitation, the Uniform Commercial Code, rules of evidence and statutes of fraud: (i) the facsimile signature of such party shall constitute a binding signature of such party as a symbol and mark executed and adopted by such party with a present intention to authenticate this Third Amendment; (ii) the facsimile of this Third Amendment shall constitute a writing signed by such party; and (iii) the facsimile of this Third Amendment shall constitute an original of and best evidence of this Third Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective authorized signatories.

FIRST MERCHANTS BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

E-BIOFUELS, LLC

By:

Name:

Title:

IMPERIAL PETROLEUM, INC.

By:

Name:

Title:

Craig D. Ducey

Chad D. Ducey

Brian Carmichael

R. Bruce Carmichael